Filed pursuant to Rule 497

File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 4 dated September 1, 2016

To

Prospectus dated July 27, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated July 27, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through August 31, 2016, we received and accepted subscriptions in our offerings for approximately 99,352,300 shares of our common stock at an average price per share of $10.28, for corresponding gross proceeds of approximately $1,021,257,000, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

This supplement amends the indicated section of the Prospectus as follows:

PROSPECTUS SUMMARY

The section of the Prospectus entitled “Prospectus Summary — Recent Developments” is hereby amended by adding the following as a new subsection thereof on page 22:

JPMorgan Credit Facility

On August 26, 2016, 34th Street Funding, LLC, our newly-formed, wholly-owned, special purpose financing subsidiary, or 34th Street Funding, entered into a senior secured credit facility, or the JPM Credit Facility, with JPMorgan Chase Bank, National Association, or JPM, as lender and administrative agent, U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary, and CIM, as portfolio manager. The JPM Credit Facility provides for delayed-draw borrowings in an aggregate principal amount of $150,000,000, of which $25,000,000 may be funded as a revolving credit facility, each subject to compliance with a borrowing base. On August 26, 2016, 34th Street Funding drew down $57,000,000 of borrowings under the JPM Credit Facility.

 Advances under the JPM Credit Facility bear interest at a floating rate equal to the three-month LIBOR, plus a spread of 3.5% per year. Interest is payable quarterly in arrears. All advances under the JPM Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than August 23, 2020. 34th Street Funding may prepay advances pursuant to the terms and conditions of the loan and security agreement, subject to a 1% premium in certain circumstances. In addition, 34th Street Funding will be subject to a non-usage fee of 0.50% and 1.0% per year on the amount, if any, of the aggregate principal amount available under the JPM Credit Facility that has not been borrowed during the period from the closing date and ending on, but excluding, May 23, 2017, or the Ramp-Up Period, and from the termination of the Ramp-Up Period and ending on, but excluding, August 23, 2019, respectively. The non-usage fees, if any, are payable quarterly in arrears. 34th Street Funding incurred certain customary costs and expenses in connection with obtaining the JPM Credit Facility.

We sold and/or contributed loans and other corporate debt securities, or the Assets, to 34th Street Funding on the closing date pursuant to a sale and contribution agreement in exchange for 100% of the membership interests of 34th Street Funding, and will sell and/or contribute Assets to 34th Street Funding from time to time after the closing date pursuant to a master participation agreement. 34th Street Funding’s obligations to JPM under the JPM Credit Facility are secured by a first priority security interest in all of the assets of 34th Street Funding, including its portfolio of Assets. The obligations of 34th Street Funding under the JPM Credit Facility are non-recourse to us, and our exposure under the JPM Credit Facility is limited to the value of our investment in 34th Street Funding.

34th Street Funding has appointed CIM to manage its portfolio of Assets pursuant to the terms of a portfolio management agreement. We have agreed to guarantee to 34th Street Funding and JPM the performance obligations of CIM under the portfolio management agreement.

In connection with the JPM Credit Facility, 34th Street Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The JPM Credit Facility contains customary events of default for similar financing transactions, including, without limitation: (a) the failure to make any payment when due and thereafter, within one business day following the earlier of (i) 34th Street Funding becoming aware of such failure; or (ii) notice of such default is provided by JPM; (b) the insolvency or bankruptcy of 34th Street Funding, us, CIM or AIM; (c) a change of control of 34th Street Funding shall have occurred; (d) CIM resigns or is terminated as portfolio manager under the portfolio management agreement; (e) AIM or an affiliate thereof ceases to be our investment sub-adviser; and (f) the failure to satisfy the minimum net asset value of the Assets securing the JPM Credit Facility and such failure is not cured within two business days. Upon the occurrence and during the continuation of an event of default, JPM may declare the outstanding advances and all other obligations under the JPM Credit Facility immediately due and payable.

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